Exhibit 99.1
A Powerful Tomorrow Starts Today EEI Financial Conference November 1-4, 2009

Forward-Looking Statements This presentation contains forward-looking statements based on current expectations, and neither Pinnacle West Capital Corporation ("Pinnacle West") nor Arizona Public Service Company ("APS") assumes any obligation to update these statements, even if our internal estimates change, unless otherwise required by applicable securities laws. These forward-looking statements are often identified by words such as "estimate," "predict," "may," "believe," "plan," "expect," "require," "intend," "assume" and similar words. Because actual results may differ materially from expectations, we caution readers not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. In addition to the Risk Factors described in Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2008, these factors include, but are not limited to: regulatory and judicial decisions, developments and proceedings, including the outcome and timing of APS' pending retail rate case; our ability to achieve timely and adequate rate recovery of our costs; our ability to reduce capital expenditures and other costs while maintaining reliability and customer service levels; variations in demand for electricity, including those due to weather, the general economy, customer and sales growth (or decline), and the effects of energy conservation measures; power plant performance and outages; volatile fuel and purchased power costs; fuel and water supply availability; new federal legislation or regulation relating to greenhouse gas emissions, renewable energy mandates and energy efficiency standards; our ability to meet renewable energy requirements and recover related costs; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; competition in retail and wholesale power markets; the duration and severity of the economic decline in Arizona and current credit, financial and real estate market conditions; the cost of debt and equity capital and the ability to access capital markets when required; restrictions on dividends or other burdensome provisions in our credit agreements and Arizona Corporation Commission orders; our ability, or the ability of our subsidiaries, to meet debt service obligations; changes to our credit ratings; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; transmission and distribution system conditions and operating costs; the ability to meet the anticipated future need for additional baseload generation and associated transmission facilities in our region; the ability of our counterparties and power plant participants to meet contractual or other obligations; technological developments in the electric industry; and economic and other conditions affecting the real estate and credit markets in SunCor Development Company's market areas, which include Arizona, Idaho, New Mexico and Utah.

Corporate Overview

PNW: Our Value Proposition Delivering Superior Shareholder Returns We Are A Green Company Abundant solar conditions in Arizona Other renewables Nuclear expansion option Transmission expansion Energy efficiency Compelling Capital Investment Opportunities Green resources - solar, other renewables, nuclear Transmission expansion Distribution system growth Strengthening Financial and Risk Profiles $2.10 per share annual dividend Investment-grade credit ratings and adequate liquidity Risk reduction Convert growth into superior ROE Opportunities for multiple expansion Capitalizing on Attractive Fundamentals Vertically integrated electric utility High growth service territory Diversified energy mix Operational excellence Strong energetic leadership Improving Regulatory Environment Retail rate settlement pending Progress on many issues last four years Building collaborative relationships

Who We Are NYSE Ticker: PNW Market Cap: $3 Billion Enterprise Value: $7 Billion Competitive Energy Services Provider $75 Million Venture Investments $19 Million Real Estate Developer $214 Million Vertically Integrated Electric Utility $11.4 Billion Assets September 30, 2009 $12 Billion At our core, we are an electric utility.

A Leadership Team of Industry Veterans Our top executives have more than 160 combined years of creating shareholder value in the energy industry. James R. Hatfield SVP & CFO Donald G. Robinson APS President & COO Randall K. Edington EVP & Chief Nuclear Officer Donald E. Brandt Chairman & CEO Steven M. Wheeler EVP Customer Service & Regulation Mark A. Schiavoni SVP Fossil Generation David P. Falck EVP, General Counsel & Secretary

Regulatory Overview

Kristin Mayes Chairman (Rep) Gary Pierce (Rep) Terms Through January 2011 Elected November 2008, Terms Through January 2013 Sandra Kennedy (Dem) Paul Newman (Dem) Bob Stump (Rep) Arizona Corporation Commissioners

Retail Rate and Financial Stability Plan Proposed Settlement The proposed settlement has a number of benefits from investors' perspective. Strengthens APS' financial condition and supports common dividend Provides greater level of cost recovery and return on investment Demonstrates cooperation among APS, ACC Staff, RUCO and other intervenors Allows opportunity to help shape Arizona's energy future outside continual rate cases

Base Retail Rates - Annualized revenue increases ($ millions): Non-fuel $ 196 $ 264 Net fuel-related 11 14 Net increase $ 207 $ 278 Allowed ROE (%) 11 11.5 Equity ratio (%) 54 54 Rate base ($ billions) $5.6 $5.4 Base fuel rate (¢ per kWh) 3.76 3.88 Effective date 1/1/2010 10/1/2009 Line Extension Fees - 2010-2012 payments received to be recorded as revenues instead of contributions in aid of construction (CIAC) (pretax estimates): 2010 $23 million 2011 $25 million 2012 $49 million Proposed Settlement APS Request The proposed revenue increases total $230 million in 2010 and will improve APS' financial condition. Retail Rate and Financial Stability Plan Proposed Settlement

Retail Rate and Financial Stability Plan Proposed Settlement Key non-revenue financial provisions: $30 million expense reduction each year in 2010 through through 2014 ($150 million cumulatively) Pension and OPEB cost increases to be deferred in 2011 and 2012 Annual nuclear plant depreciation to decrease $34 million pretax, assuming plant license extension approved $700 million equity to be infused into APS through 2014 Other key provisions: Provides rate stability for APS customers Significantly increases energy efficiency programs Expands renewable energy requirements and programs Other key provisions add financial value for APS and benefits for other stakeholders.

Retail Rate and Financial Stability Plan Proposed Settlement Settlement procedural schedule to allow new rates effective January 1, 2010: Definitive settlement agreement filed June 12, 2009 Hearing conducted August 19 - September 18, 2009 ALJ recommended order expected November 2009 Commissioner consideration expected December 2009 Rate increase to be effective January 1, 2010 Future rate case process to reduce processing regulatory lag: Settling parties intend to process future cases within 12 months of sufficiency findings APS may file general base rate cases on or after June 1, 2011 and June 1, 2013 Base rate increase from APS' next rate case to be effective on or after July 1, 2012 The current schedule should allow new rates to become effective on January 1, 2010. An expedited process has been agreed upon for future rate cases.

ACC Approved Interim Rates Approved by ACC December 18, 2008 Base rate surcharge effective until general rate case decision $65.2 million annual pretax retail revenues Effective for customer bills after December 31, 2008 Subject to refund, with interest, pending general rate case outcome APS to target additional cost reductions of at least $20 million Revenues and cost savings will be used to: Fund infrastructure and technology Reduce need for external debt financing The interim rate decision supports APS' financial strength while providing customers rate stability.

Our Regulatory Mix Transmission 1.1 Generation Distribution 4.4 Transmission 20% Generation & Distribution 80% ACC FERC Effective Date 7/1/2007 6/1/2009 Test Year Ending 9/30/2005 12/31/2008 Rate Base $4.4 B $1.1 B Equity Layer 55% 55% Allowed ROE 10.75% 10.75% The bulk of APS' revenues come from our regulated retail rate base; we also have a meaningful transmission business. $5.5 Billion Total Approved Rate Base Most Recent Rate Decisions

APS Revenues by Recovery Mechanisms We have received supportive regulatory decisions providing more timely recovery. Test Year Historical Forecasted PSA TCA RES DSM* EIS* Base Rates Other** 2004 2005 2006 2007 2008 Base Rate Revenues 1957 2114 2239 2536 2662 RES 7 7 8 9 25 TCA 0 0 0 0 31 PSA 0 0 265 231 183 Other 233 150 146 161 232 $ Millions Regulated Electricity Revenue by Recovery Mechanism * Minimal amounts provided by these mechanisms in 2008; future contributions expected. ** Includes revenues from wholesale electricity and transmission sales, electricity and other commodity sales and other miscellaneous services.

Progressive Federal Rate Regulation 1st Increase 1st Increase 2nd Increase 2nd Increase 3rd Increase 3rd Increase Annual Revenue Effective Date Annual Revenue Effective Date Annual Revenue Effective Date Retail Portion (TCA) $27M 3/1/2008 $13M 7/3/2008 $21M 8/1/2009 Wholesale Portion $ 1M 3/1/2008 $ 2M 6/1/2008 $ 2M 6/1/2009 Total Increase $28M $15M $23M Allowed ROE 10.75% 10.75% 10.75% Equity Ratio 53% 53% 55% Rate Base $0.8B $1.0B $1.1B Test Year 2006 2007 2008 FERC Formula Rates adopted in 2008 Based on FERC Form 1 and certain projections Retail portion flows through ACC Transmission Cost Adjustor (TCA) Adjusted annually with 10.75% allowed ROE Transmission revenue increases We have achieved constructive transmission rate treatment.

Operations Overview

'88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 APS Customer Growth 0.032 0.025 0.021 0.021 0.025 0.028 0.036 0.039 0.041 0.042 0.04 0.042 0.041 0.037 0.031 0.033 0.037 0.043 0.044 0.033 0.014 Arizona Population Growth 0.023 0.022 0.018 0.03 0.032 0.032 0.035 0.033 0.037 0.038 0.037 0.039 0.034 0.026 0.027 0.025 0.03 0.036 0.036 0.028 0.023 U.S. Population Growth 0.009 0.009 0.011 0.013 0.014 0.013 0.012 0.012 0.012 0.012 0.012 0.012 0.011 0.01 0.01 0.009 0.009 0.009 0.01 0.01 0.009 Annual Growth 1990 2009 2025 0.6 1.1 1.7 Millions 1.1 1.7 55% Arizona has ranked in the top five for population growth over the last 20 years. In spite of economic slowdown, APS expects 55% customer growth by 2025. APS Customer Growth Positive Long-Term Demographics Superior Historical Growth

2008 Retail Customer, Sales And Revenue Mixes Customers Retail Sales Operating Revenues Residential 0.888 0.464 0.502 Commercial 0.108 0.447 0.425 Industrial 0.003 0.083 0.066 Irrigation and Other 0.001 0.006 0.007 Residential Commercial Industrial Other Customers Year-End 1.1 Million Retail Sales 28,794 GWh Operating Revenues $2.9 Billion Customers Retail Sales Operating Revenues Residential 0.888 0.464 0.502 Commercial 0.108 0.447 0.425 Industrial 0.003 0.083 0.066 Irrigation and Other 0.001 0.006 0.007 Customers Retail Sales Operating Revenues Residential 0.888 0.464 0.502 Commercial 0.108 0.447 0.425 Industrial 0.003 0.083 0.066 Irrigation and Other 0.001 0.006 0.007 8% 45% 46% 50% 7% 42% 11% 89%

APS Continually Ranks in Top Quartile in Residential Customer Satisfaction Our employees take pride in providing top-tier customer service. Company Rating CPS Energy 665 617 MidAmerican Energy 663 617 Portland General Electric 662 617 Duke Energy-Southern 658 617 Progress Energy Carolinas 657 617 Alabama Power 654 617 Georgia Power 654 617 Southern California Edison 652 617 Central Maine Power 649 617 Oklahoma Gas and Electric 649 617 Kansas City Power & Light 646 617 Arizona Public Service 645 617 We Energies 645 617 Xcel Energy-Midwest 642 617 PPL Electric Utilities 641 617 Pacific Gas and Electric 636 617 San Diego Gas & Electric 635 617 Alliant Energy 634 617 Pacific Power 634 617 Florida Power & Light 632 617 Rocky Mountain Power 626 617 South Carolina Electric & Gas 623 617 Westar Energy 620 617 Dominion Virginia Power 619 617 Progress Energy Florida 619 617 Penelec 618 617 Pepco 617 617 Indiana Michigan Power 615 617 Tampa Electric 615 617 Xcel Energy-West 615 617 Detroit Edison 614 617 Puget Sound Energy 614 617 Duke Energy-Midwest 609 617 Allegheny Power 608 617 Public Service Electric and Gas 608 617 AEP - Ohio 605 617 AmerenUE 604 617 PECO Energy 604 617 Entergy Arkansas 603 617 The Illuminating Company 603 617 NV Energy 599 617 Consumers Energy 598 617 NSTAR Electric 597 617 Ohio Edison 594 617 New York State Electric & Gas 589 617 Appalachian Power 587 617 Con Edison Company of New York 586 617 Exelon-ComEd 583 617 Jersey Central Power & Light 581 617 Duquesne Light 576 617 Entergy Louisiana 576 617 National Grid USA 575 617 Baltimore Gas & Electric 574 617 Connecticut Light & Power 571 617 Ameren Illinois Utilities 562 617 APS 2009 J.D. Power Residential Customer Survey Industry Average Rating Outstanding Residential Customer Satisfaction Rating Outage Minutes/Year Projected SAIDI '05 '06 '07 '08 '09 APS 99 91 94 87 86 Industry Top Quartile 90 90 90 91 Lowering Average Annual Outage Time Per Customer APS Industry Top Quartile

Palo Verde: Energy Cornerstone of the Southwest '03 '04 '05 '06 '07 '08 12 ME 9/30/09 APS Capacity Factors 0.874 0.837 0.774 0.707 0.79 0.844 0.89 Industry Average 0.852 0.885 0.873 0.885 0.908 0.882 APS Industry Capacity Factors Accomplishments & Goals March 2009 NRC returned plant to routine inspection and oversight December 2008 20-year license extension requested Goals by 2013 Consistent site capacity factor greater than 88% Refueling outages 30 days or less Production cost less than $0.02/kWh Top quartile safety The envy of the nuclear industry for more than a decade, Palo Verde is back on track toward top performance. 88% 89% 12 Months Ended 9/30/09 '03 '04 '05 '06 '07 '08

Superior Fossil Generation Performance '03 '04 '05 '06 '07 '08 12 ME 9/30/09 APS Capacity Factors 0.75800000013148 0.842 0.871 0.869 0.875 0.861 0.826 Industry Average 0.685 0.706 0.719 0.736 0.748 0.731 APS Industry Our coal plants are consistently strong performers. Capacity Factors Solid capacity factors (12 months ended September 30, 2009) Four Corners: 88% Cholla: 79% Performance Drivers: Conservative operating practices Rigorous testing and maintenance Highly experienced plant management 73% 83% 12 Months Ended 9/30/09 '03 '04 '05 '06 '07 '08

Resource Planning Renewables Energy Efficiency

A Balanced and Strategic Resource Plan We have competitive advantages to capitalize on renewable and nuclear resources to provide a diversified energy mix. Provides flexibility to incorporate renewables Maintains gas consumption near 2009 levels Excellent and reliable base load resource Less exposure to carbon and climate pressures relative to industry peers Experienced operator of largest nuclear plant in U.S. New capacity options being explored Abundant solar resources in Arizona High customer interest and incentives Approved recovery mechanisms 2009 2025 Coal 0.37 0.24 Nuclear 0.26 0.32 Natural Gas 0.33 0.21 Renewables & EE 0.04 0.23 Renewables & Energy Efficiency Renewables & EE Energy Mix (MWh)

Arizona Renewable Energy Standard (RES) Sets minimum renewable energy amounts 5% of energy for retail sales by 2015 15% of energy for retail sales by 2025 Includes distributed energy component 30% of total requirement by 2012 APS pending retail rate settlement commitment 1,700,000 MWh additional generation or savings to be in service by year-end 2015 New resources to be in addition to resources and commitments as of year-end 2008 Estimate APS will supply 10% of retail sales with renewable energy by year-end 2015 Renewable Resource Obligations APS is committed to renewable energy well in excess of the State's requirements.

Germany Renewable Energy Rises With the Sun Arizona's solar conditions are among the best in the world. Japan Solar Insolation Comparison (kWh/kW year) Japan's solar insolation is comparable to Florida, ranked 11th in the U.S. Arizona Germany - one of countries with highest installed capacities despite Seattle-like weather conditions

Solana: A "Sunny Place" 280-MW concentrating solar trough 30-year PPA for all output (~900 GWh/year) Planned commercial operation in 2013 Near existing transmission lines 70 miles southwest of Phoenix Thermal storage capability with summer on-peak capacity factor over 90% To be built, owned and operated by Abengoa Solar Solana will generate enough clean, renewable electricity to meet the needs of about 70,000 Arizona homes.

Remote switching Substation on-line monitoring Capacitor controls Distribution sensors Solar water heaters Small-scale wind turbines APS-owned rooftop solar AMI Community Power Project - Flagstaff, Arizona 200 to 300 rooftop solar photovoltaic systems on single feeder 1.5 to 2 MW of distributed generation 1 MW central storage 4 weather stations in connected substations APS' innovative pilot project encourages distributed renewable resources, integrated with smart grid technology.

100 MW 970 MW 1032 MW 350 MW 4300 MW 1005 MW Legend NORTH SAGUARO N .. GILA PALO VERDE - HASSAYAMPA YUCCA GILA BEND REDHAWK KYRENE WEST WING BAGDAD 2016 PINNACLE PEAK CHOLLA NAVAJO 2014 .. 2014 2009 CORONADO FLAGSTAFF ( APS ) 2012 2 0 1 0 2009 SUNDANCE 2013 HARQUAHALA FOUR CORNERS DESERT BASIN TBD Line Relocation 2010 Transmission Investment is Key 10-Year Transmission Plan: $1 billion of new transmission investment Over 280 miles of new lines Increases import capability by 22% to metro Phoenix and 39% to Yuma Working with regulators to identify transmission projects for renewables FERC formula rates and retail adjustor 100 MW 970 MW 1032 MW 350 MW 4300 MW 1005 MW Planned lines Existing lines Solar potential area Wind potential area Biomass potential area Geothermal potential area Strategic investment is needed to maintain reliability and bring diversified resources to our customers.

Palo Verde to North Gila 2 1 Potential Transmission To Support Renewable Resources New transmission would allow delivery of more renewable energy to Phoenix and California. Phoenix

Delaney to Palo Verde 2 Phoenix Potential Transmission To Support Renewable Resources New transmission would allow delivery of more renewable energy to Phoenix and California.

APS' Increasing Commitment to Energy Efficiency '05 '06 '07 '08 '09 '10 '11 '12 19 102 311 565 797 1117 1517 2007 Energy efficiency and demand- side management (DSM) benefit customers and APS by: Reducing energy to be produced Helping customers manage their energy bills Improving customer satisfaction Program costs recovered through retail DSM surcharge In pending retail rate settlement, APS to achieve additional retail sales savings of 3.75% by year-end 2012 Cumulative Annual Energy Savings Associated with EE/DSM Programs APS will double customers' energy efficiency savings over the next three years. GWh

Potential Climate Change Legislation Climate change legislation still developing APS risk mitigation: New resources emphasize renewables No new coal generation planned Actively monitoring and addressing developments We are managing our exposure to evolving climate change policy.

Projects Funding Greenhouse Gas Reduction Project: Conversion of coal into substitute natural gas (SNG) and the use of algae to consume CO2 $70.5 million Granted Smart Grid Demonstration: Designed to study remote-switching and self-healing grids along with integration of high-density distributed photovoltaics installations and energy storage Pending High penetration Photovoltaic Study: Impact of high-penetration photovoltaics on an individual feeder in Flagstaff, Arizona Pending American Recovery and Reinvestment Act Opportunities for APS APS is seeking stimulus funding opportunities to provide reliable, sustainable and affordable energy for our customers.

Recognized as One of America's Greenest Companies Newsweek ranked Pinnacle West 13th best among U.S. utilities.

Highest Rating (AAA) and Ranked #2 Electric Utility Environmental, Sustainability and Technology Leadership Dow Jones Sustainability Index Global 100 Most Sustainable Corporations in World Social Responsibility Index "Best in Class" Distinction Social Responsibility Reporting Highest Overall Score of U.S. Utilities EPA Climate Protection Award Top 10 Utility Solar Ranking Top 10 in U.S. in Technology Innovation and #1 Utility Edison Electric Institute's 2008 Top Industry Award (Technical Innovation) We have been recognized internationally for our achievements.

"APS' new system for monitoring transformer performance (TOAN) is a remarkable achievement and could potentially benefit electric utilities everywhere.... This system represents a significant step forward in managing and monitoring the electric grid." Thomas Kuhn Edison Electric Institute President June 2008 27 U.S. patents issued since 1997 State-of-the-art solar technology advancements Underground piping system inspections & maintenance Nuclear safety & maintenance Additional patents pending in U.S. and abroad Remote transformer monitoring (TOAN) Solar technology advancements Other innovative projects Coal conversion to Substitute Natural Gas CO2 emission capture using algae We're not just an energy company, we embrace technological innovation in our industry. Recipient of 2008 EEI Award Employee Innovation Supports Customer Reliability

Renewable Contracts Provide Bridge COD/ Fuel / Contract Location Developer/ Operator Status * PPA Signed Expected COD Term (years) Capacity (MW) Solar Solana (CSP Trough) Gila Bend, AZ Abengoa AD Feb-2008 2013 30 280 Total Solar 280 Wind Aragonne Mesa Santa Rosa, NM Bluearc Mgmt. Group IO Dec-2005 Dec-2006 20 90 High Lonesome Mountainair, NM Edison Mission Energy IO Feb-2008 Jul-2009 30 100 Total Wind 190 Geothermal CE Turbo - Salton Sea Imperial County, CA CalEnergy IO Jan-2006 Jan-2006 23 10 Total Geothermal 10 Biomass Snowflake Snowflake, AZ Renegy Holdings IO Jun-2008 Apr-2008 15 15 Total Biomass 15 Biogas Glendale Landfill Project Glendale, AZ Glendale Energy LLC UC Jul-2008 Dec-2009 20 3 Total Biogas 3 Total Renewable Contracted Capacity 498 Note: As of September 30, 2009. * Advanced Development (AD), Under Construction (UC), or In Operation (IO).

Financial Overview

Multi-Pronged Approach to ROE Improvement We are actively working to improve our return on equity. Electricity Rate Increases Regulatory Framework Improvements Cost Savings Initiatives Efficiency and Effectiveness Throughout Organization Goal ROE Improvement

Cost Savings Initiatives Underway Engaged and highly motivated workforce Effective and efficient execution Optimize assets and resources Better leverage technology Supply Chain Transformation Process Collaborative, enterprise- wide process New technology platform Common performance metrics Significant annual savings expected Phased implementation

2009 2010 Consolidated on-going EPS $ 2.30 $ 3.00 2009 - 2010 On-Going Earnings Guidance* As of October 29, 2009 * Within a reasonable range around specified amount Excluding any SunCor impact

Top-Tier Dividend Yield PNW Electric Utility Average S&P 500 Index 9/30/2009 0.064 0.0491 0.023929 8/31/2009 0.0638 0.0496 0.0259 7/31/2009 0.0657 0.0502 0.0271 6/30/2009 0.0697 0.0529 0.0311 5/31/2009 0.0759 0.0565 0.0335 4/30/2009 0.0765 0.0569 0.0356 3/31/2009 0.0791 0.0575 0.0391 2/28/2009 0.08 0.059 0.044 1/31/2009 0.0627 0.0507 0.0389 12/31/2008 0.0654 0.0497 0.0359 11/30/2008 0.0691 0.0487 0.0377 10/31/2008 0.0664 0.0495 0.0364 9/30/2008 0.061 0.0439 0.03 8/31/2008 0.0597 0.0409 0.0275 7/31/2008 0.0626 0.042 6/30/2008 0.0682 0.0414 Sep. 30, 2008 Dec. 31, 2008 6.4% 4.9% Pinnacle West's annual dividend is $2.10 per share. Mar. 31, 2009 Jun. 30, 2009 Sep. 30, 2009 2.4%

'07 '08 '09 '10 '11 Generation 353 310 288 274 319 Transmission 138 163 275 99 185 Distribution 372 340 276 289 381 Other 37 43 44 37 50 Reductions/Deferrals 0 0 205 320 57 $ Millions Generation Transmission Distribution Other Deferrals/ Reductions Projected APS Capital Expenditures '07 5.9 '08 6.3 '09 6.6 '10 6.9 '11 7.2 '12 7.7 5% Compound Annual Growth Rate APS Rate Base We have reduced capex based on current slowed growth - yet still expect strong rate base growth. $ Billions APS CapEx Drives Strong Rate Base Growth Projected

Adequate Liquidity and Financing Access Capacity Borrower ($ Millions) Matures PNW $ 283 Dec. '10 APS 377 Dec. '10 APS 489 Sep. '11 $1,149 Solid bank group No MAC clauses or "clean down" provisions We have sufficient liquidity and access to credit. Credit Facilities Cash ST Debt Available Liquidity $1,101 Liquidity FFO CapEx Dividend Cushion $747 Sep. 30, 2009 Available Liquidity Est. 2009 Cash Sources & Uses $ Millions Credit Facilities

Ratings Pinnacle West APS Senior Unsecured Debt Moody's Baa3 Baa2 S&P BB+ BBB- Fitch - BBB Outlook Moody's Stable Stable S&P Stable Stable Fitch Negative Stable Commercial Paper Moody's P3 P2 S&P A3 A3 Fitch F3 F3 Investment-Grade Credit Ratings